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                                                                    EXHIBIT 10.9

                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                         CREDIT AGREEMENT AND TERM NOTES

            This Amendment No. 1 to Amended and Restated Credit Agreement ("Amendment") dated as of March 31, 2004 by and among the lenders signatories hereto ("Banks"), Comerica Bank as agent for the Banks (in such capacity, "Agent"), and North Pointe Holdings Corporation, a Michigan corporation ("Company").

                                    RECITALS

            A. Company and Banks entered into that certain Amended and Restated Credit Agreement dated as of January 26, 2004 ("Agreement"). In connection with the Agreement, Company executed and delivered to the Banks the Term Notes (as defined in the Agreement).

            B. The parties desire to amend the Agreement and the Term Notes.

            NOW, THEREFORE, the parties agree that the Agreement and the Term Notes are amended as follows:

            1. Sections 3.2 of the Agreement is amended to read in its entirety as follows:

                  "3.2 Repayment. The Indebtedness represented by the Term Notes shall be repaid in equal quarterly principal installments each in the amount of Six Hundred Thousand Dollars ($600,000), plus accrued interest as provided in Section 3.4. Such payments shall commence on March 31, 2004, and shall continue on the fifteenth day of each June, September, December and March thereafter, until the Term Loan Maturity Date, when the entire unpaid principal balance of such Indebtedness and accrued interest thereon, shall be due and payable in full."

            2. The second sentence of Section 3.4 is amended to read in its entirety as follows:

                  "With respect to any portion of the Term Loan with respect to which the Applicable Interest Rate is the Prime-based Rate, interest shall be payable on March 31, 2004 and thereafter quarterly on the fifteenth day of each March, June, September and December, commencing on June 15, 2004, and at maturity (whether by acceleration or otherwise)."

            3. The Term Notes are amended to provide that quarterly payments shall commence on March 31, 2004 and continue on the fifteenth day of each June, September, December and March thereafter.

            4. Company hereby represents and warrants that, after giving effect to the amendments contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within Company's powers, have been duly authorized, are not in contravention of law or the
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terms of the Company's Articles of Incorporation or Bylaws and do not require the consent or approval of any governmental body, agency, or authority; and this Amendment and any other documents and instruments required under this Amendment or the Agreement, will be valid and binding in accordance with their terms; (b) the representations and warranties of Company set forth in Sections 5.1 through
5.6 and 5.8 through 5.21 of the Agreement are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof; (c) the representations and warranties of Company set forth in Section 5.7 of the Agreement are true and correct in all material respects as of the date hereof with respect to the most recent financial statements famished to the Bank by Company in accordance with Section 6.1 of the Agreement; and (d) no Event of Default, or condition or event which, with the giving of notice or the running of time, or both, would constitute an Event of Default under the Agreement, has occurred and is continuing as of the date hereof.

            5. This Amendment shall be effective upon (a) execution hereof by Company, Agent and the Banks and (b) execution by the Guarantors of a reaffirmation of Guaranty in the form attached hereto as Exhibit A.

            6. This Amendment may be signed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

            7. Capitalized terms not defined herein shall have the meanings given to them in the Agreement

            WITNESS the due execution hereof as of the day and year first above written.

COMERICA BANK, AS AGENT                      NORTH POINTE HOLDINGS CORPORATION

By:  /s/ Corey Kistka                        By: /s/ B. Matthew Petcoff
    ---------------------------                  -------------------------------
     Assistant
Its: Vice President                          Its: Secretary
                                                 -------------------------------

BANKS:                                       COMERICA BANK

                                             By: /s/ Andrew Roy
                                                 -------------------------------

                                             Its: Vice President

                                        2
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                                               FIFTH THIRD BANK

                                               By: /s/ John Bebb
                                                   -----------------------------
                                               Its: V.P.

                                               BANK ONE N.A.

                                               By: _____________________________

                                               Its: ____________________________

                                               FIFTH THIRD BANK

                                               By: _____________________________

                                               Its: ____________________________

                                               BANK ONE N.A.

                                               By: /s/ Richard C. Ellis
                                                   -----------------------------
                                               Its: EVP

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                                    EXHIBIT A

            The undersigned previously executed and delivered to Comerica Bank, as Agent, Guaranty agreements dated January 26, 2004 ("Guaranties") with respect to the obligations and liabilities of North Pointe Holdings Corporation ("Borrower") to Comerica Bank; Fifth Third Bank and Bank One N.A. The undersigned acknowledge the foregoing amendment to the Amended and Restated Credit Agreement dated January 26, 2004 between Borrower, Comerica Bank as Agent and the lenders party to the Credit Agreement. The undersigned acknowledge and agree that the Guaranties remain in full force and effect in accordance with their respective terms and that the undersigned have no defense or setoff to their respective obligations under the Guaranties.

Dated: March 31, 2004                      NORTH POINTE FINANCIAL SERVICES, INC.

                                           By: /s/ James G. Petcoff
                                               ---------------------------------
                                           Its: President

                                           N.P. PREMIUM FINANCE COMPANY

                                           By: /s/ James G. Petcoff
                                               ---------------------------------
                                           Its: President

                                           /s/ James G. Petcoff
                                           -------------------------------------
                                           James G. Petcoff

                                           /s/ B. Matthew Petcoff
                                           -------------------------------------
                                           B. Matthew Petcoff